EX-99.906CERT
SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2007, of Nationwide Variable Insurance Trust (the “Registrant”).
I, Joseph Finelli, the Principal Financial Officer of the Registrant, certify that, to the best of my knowledge:
1.	the Form N-CSR fully complies with the requirements of Section 13(a) and Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

March 10, 2008

Date

/s/ JOSEPH FINELLI

Joseph Finelli Principal Financial Officer Nationwide Variable Insurance Trust
This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2007, of Nationwide Variable Insurance Trust (the “Registrant”).
I, Stephen T. Grugeon, the Principal Executive Officer of the Registrant, certify that, to the best of my knowledge:
1.	the Form N-CSR fully complies with the requirements of Section 13(a) and Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

March 10, 2008

Date

/s/ Stephen T. Grugeon

Stephen T. Grugeon Principal Executive Officer Nationwide Variable Insurance Trust
This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.